SUPPLEMENTARY INFORMATION (Schedule of Accounts Payable and Other Accruals) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Other payable:
Employees and employee institutions	$ 75	$ 43
Israeli Government departments and agencies	112	115
Provision for vacation and recreation pay	76	71
Provision for product warranty	113	91
Liability for commissions to agents	21	93
Accrued expenses and sundry	44	44
Total accounts payable and accruals - other	$ 441	$ 457